GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class R, Class R6, Class T and Class P Shares of the

Goldman Sachs Capital Growth Fund (the “Fund”)

Supplement dated April 16, 2018 to the

Statutory Prospectus (“Prospectus”) and Summary Prospectus, each dated April 16, 2018 (with respect to Class P Shares) and Statement of Additional Information (“SAI”), dated December 29, 2017, as supplemented to date (with respect to Class A, Class C, Institutional, Service, Investor, Class R, Class R6, Class T and Class P Shares)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of the Goldman Sachs Trust has approved changes to the Fund’s principal investment strategy and benchmark index. These changes will be effective after the close of business on April 17, 2018 (the “Effective Date”). On the Effective Date, the Fund will invest, under normal circumstances, in approximately 90-150 companies that are considered by the Investment Adviser to be positioned for long-term growth and the Fund will invest in both value and growth companies. In addition, the Fund’s benchmark index will change to the Russell 1000® Index.

The above referenced Prospectus, Summary Prospectus and SAI reflect the forthcoming changes in the Fund’s principal investment strategy and benchmark index, while the Fund’s current principal investment strategy and benchmark index reflected below will remain in place until the Effective Date. Accordingly, effective immediately, the Fund’s Prospectus, Summary Prospectus and SAI are revised as follows:

All references to the Russell 1000® Index with respect to the Goldman Sachs Capital Growth Fund in the Prospectus, Summary Prospectus and SAI are hereby replaced with “Russell 1000® Growth Index.”

The following replaces the first three sentences of the second paragraph under the “Goldman Sachs Capital Growth Fund—Summary—Principal Strategy” section in the Prospectus and the “Principal Strategy” section in the Summary Prospectus:

The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 90-130 companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund’s fundamental equity growth investment process involves evaluating potential investments based on specific characteristics believed to indicate a high-quality business with sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management.

The second sentence in the first paragraph under the “Goldman Sachs Capital Growth Fund—Summary—Performance” section in the Prospectus and the “Performance” section in the Summary Prospectus is deleted.

The fourth row under Institutional Shares and its accompanying footnote in the table under the “Goldman Sachs Capital Growth Fund—Summary—Average Annual Total Return” section in the Prospectus and the “Performance” section in the Summary Prospectus is deleted.

The following replaces the second sentence of the first paragraph under the “Investment Management Approach—Principal Investment Strategies—Capital Growth Fund” section in the Prospectus:

The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 90-130 companies that are considered by the Investment Adviser to be positioned for long-term growth.

The following replaces in its entirety the last paragraph under the “Investment Management Approach—Principal Investment Strategies—Capital Growth Fund” section in the Prospectus:

The Fund’s benchmark is the Russell 1000® Growth Index. The Russell 1000 Growth® Index is an unmanaged market capitalization weighted index of common stock prices that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The following replaces in its entirety the fifth and sixth paragraphs under the “Investment Objectives and Policies-General Information about the Value and Growth Style Funds” section in the SAI:

Growth Style Funds.  The Capital Growth, Concentrated Growth, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Technology Opportunities Funds are managed using a growth equity oriented approach. Equity investments for these Funds are selected based on their long-term prospects for above average growth. The Investment Adviser employs an investment strategy with three primary components. The first is to buy a business with the belief that wealth is created by the long-term ownership of a growing business. The second is to buy a high quality business that exhibits high-quality growth criteria including strong business franchise, favorable long-term trends and excellent management. The third component of the strategy is to buy the business at an attractive valuation. The Investment Adviser maintains a long term outlook when implementing this disciplined investment process.

The Blue Chip Fund may invest in securities of companies of any investment style and the Fund is managed using both the value and growth style discussed above.

At the close of business on April 17, 2018, this Supplement shall no longer apply.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

EQG1OPSCHGSTK 04-18